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EXHIBIT 10.8

                        AMENDMENT TO AMENDED AND RESTATED
                       TRIPLE NET HOSPITAL BUILDING LEASE

         This AMENDMENT TO AMENDED AND RESTATED TRIPLE NET HOSPITAL BUILDING LEASE (this "AMENDMENT") is made as of March 27, 2009 (the "EFFECTIVE DATE"), by and between Pacific Coast Holdings Investment, LLC, a California limited liability company ("LANDLORD"), and Integrated Healthcare Holdings, Inc., a Nevada corporation ("Tenant"), and does hereby amend that certain AMENDED AND RESTATED TRIPLE NET HOSPITAL BUILDING LEASE, dated as of September 1, 2007 (the "LEASE"), between Landlord and Tenant with reference to the following facts:

                                    RECITALS

         WHEREAS, Landlord and Tenant are parties to that certain Settlement Agreement, General Release and Covenant Not to Sue dated March 25, 2009 (the "SETTLEMENT AGREEMENT");

         WHEREAS, pursuant to Section 14 of the Settlement Agreement, Medical Provider Financial Corporation II ("MPFCII") has agreed to reduce the interest rate on Tenant's $45,000,000 Term Note dated October 9, 2007 (the "TERM NOTE") from interest of 14 % to simple interest of 10.25% (the "DEBT SERVICE REDUCTION") and to maintain such reduction through the Maturity Date of the Term Note, including any extension thereof, as defined in the $80,000,000 Credit Agreement dated October 9, 2007 (the "CREDIT AGREEMENT"), except during such time as an Event of Default shall have occurred and continues under the Credit Agreement. The period during which the Debt Service Reduction is in effect is referred to herein as the "DEBT REDUCTION PERIOD";

         WHEREAS, pursuant to Section 14 of the Settlement Agreement, Landlord has agreed to reduce the rent payable by Tenant under the Lease by an amount equal to the Debt Service Reduction during the Debt Reduction Period; and

         WHEREAS, Landlord and Tenant now wish to amend the Lease to provide for the foregoing changes.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. RENT REDUCTION. Beginning on the Effective Date, the Base Rent under the Lease shall be reduced by an amount equal to the Debt Service Reduction during the Debt Reduction Period, and Tenant shall be entitled to reduce its monthly or other periodic payments of the Base Rent by the amount of the Debt Service Reduction for the applicable period.

         2. STATEMENTS; BOOKS AND RECORDS. Within twenty (20) days after the end of each of its fiscal quarters, Tenant shall deliver to Landlord a statement (the "RECONCILIATION") containing an accounting reconciliation of the amount of the Debt Service Reduction for the fiscal quarter then ended, including all reasonable supporting calculations. Within ninety (90) days following the end of


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each fiscal year of Tenant, Landlord may make an examination, at its own expense during normal business hours, of the books and records of Tenant to the extent necessary to verify the amount of the Debt Service Reductions previously reported by Tenant in its Reconciliations during such fiscal year; PROVIDED, HOWEVER, that (a) such examination must be at the request of members of Landlord holding at least two-thirds of its membership interests, and (b) Landlord and any of its representatives receiving information from such examination must execute a confidentiality agreement in customary form. If Landlord has any objections to a Reconciliation prepared by Tenant, Landlord must deliver written notice of objection to Tenant within one hundred and eighty (180) days following the end of each fiscal year of Tenant, after which time each Reconciliation prepared by Tenant during such fiscal year will become conclusively binding on Landlord and Tenant, and Landlord will no longer have any right to object to it.

         3. NO OTHER AMENDMENT. Except as modified herein, the Lease and all of the terms and provisions thereof shall remain unmodified and in full force and effect as originally written. In the event of an inconsistency or conflict between this Amendment and the Lease, in each instance this Amendment to prevail and govern. All capitalized terms used and not defined herein shall have the meaning assigned to them in the Lease.

         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.


 THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.

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         IN WITNESS WHEREOF, Landlord and Tenant have read and agree to be bound by the above terms and conditions and have entered into this AMENDMENT TO
AMENDED AND RESTATED TRIPLE NET HOSPITAL BUILDING LEASE as of the Effective Date set forth above.


LANDLORD:

Pacific Coast Holdings Investment, LLC


By:   /s/ JACOB SWEIDAN. M.D. PCHI CO-MANAGER
    ---------------------------------------------------------

Its:  /s/ WILLIAM E. THOMAS FOR KALI P. CHAUDHURI, CO-MANAGER
    ---------------------------------------------------------


TENANT:

Integrated Healthcare Holdings, Inc.


By:   /s/ KENNETH K. WESTBROOK
    ---------------------------------------------------------

Its:  PRESIDENT & CEO
    ---------------------------------------------------------


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